Company Update Second Quarter 2019 July 29, 2019

Safe Harbor Statement This presentation contains what the company believes are forward-looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the company may have limited or no control. Information on certain of these risk factors and additional information on forward-looking statements are included in the company’s reports on file with the Securities and Exchange Commission and set forth at the end of this presentation. 2

Available Information You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including: • our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8‑K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission (“SEC”); • information on our business strategies, financial results and selected key performance indicators; • announcements of our participation at investor conferences and other events; • press releases on quarterly earnings, product and service announcements and legal developments; • corporate governance information; and • other news and announcements that we may post from time to time that investors may find relevant. The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only. 3

Three Months Ended June 30, 2019 Financial Performance Highlights (millions USD, except EPS) Change from Prior Net Sales by Segment Q2 2019 Q2 2018 Year Americas Tire $ 582 $ 584 (0.4%) International Tire 139 168 (17.5%) Eliminations (42) (54) (22.6%) Total Company $ 679 $ 698 (2.8%) Operating Profit (Loss) by Segment OP % OP % Americas Tire $ 47 8.0 $ 40 6.9 $ 7 International Tire (1) (0.9) 6 3.4 (7) Unallocated Corporate Charges (13) (14) 1 Eliminations (1) — (1) Total Company $ 32 4.7 $ 33 4.7 $ (1) Earnings per share, diluted $ 0.18 $ 0.30 $ (0.12) Cash and cash equivalents $ 112 $ 180 $ (68) Amounts are unaudited and may not add due to rounding. 4

Six Months Ended June 30, 2019 Financial Performance Highlights (millions USD, except EPS) Six Months Six Months Change Ended June 30, Ended June 30, from Prior Net Sales by Segment 2019 2018 Year Americas Tire $ 1,097 $ 1,070 2.6 % International Tire 282 329 (14.2)% Eliminations (81) (99) (17.9)% Total Company $ 1,298 $ 1,300 (0.1)% Operating Profit (Loss) by Segment OP % OP % Americas Tire $ 86 7.8 $ 72 6.7 $ 14 International Tire (3) (0.9) 13 4.0 (16) Unallocated Corporate Charges (24) (26) 2 Eliminations (1) — (1) Total Company $ 58 4.5 $ 59 4.6 $ (1) Earnings per share, diluted $ 0.31 $ 0.46 $ (0.15) Cash and cash equivalents $ 112 $ 180 $ (68) Amounts are unaudited and may not add due to rounding. 5

Operating Profit Walk
Total Company
Q2 2018 to Q2 2019


($millions)
$(1)
$75
$50
$25
$0
33
17
15
(13)
(6)
(4)
(2)
(1)
(7)
32
$32
Net Price/Mix vs.
Raw Materials
2018 Operating Profit
Price/Mix
Raw Materials, excluding the New Tariffs
New Tariffs*
Volume
SG&A
Restructuring**
Product Liability
Other
2019 Operating Profit

Amounts are unaudited and may not add due to rounding.

** Truck and Bus Radial (TBR) tires imported into the U.S. from China became subject to 42.16% of AD/CVD tariffs implemented on February 15, 2019. All tires, as well as raw materials and tire-manufacturing equipment, imported into the U.S. from China became subject to 10% tariffs pursuant to Section 301 of the Trade Act of 1974 in September 2018. This rate was increased to 25% on May 10, 2019.*

*** Restructuring charges related to Cooper Tire Europe's decision to cease light vehicle tire production at its UK facility.*

COOPERTIRES

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CTB Raw Material Price Index North America 300 250 200 150 100 Q2 2019 Average = 161.8 50 0 9 0 1 2 3 4 5 6 7 8 9 0 1 1 1 1 1 1 1 1 1 1 Q Q Q Q Q Q Q Q Q Q Q 1 1 1 1 1 1 1 1 1 1 1 Q3 2019 is an estimate 7

Operating Profit Walk Americas Tire Operations Q2 2018 to Q2 2019 ($millions) $7 $100 12 3 $75 22 (13) 47 $50 (6) 40 (5) (1) (5) $25 ($34) Net Price/Mix vs. Raw Materials $0 t * r t fi ix g g s A e ty e fi o in in f & m li h o r /M d s r if u i t r P e f u r G l b O P c lu if t a S o ia g ri c r c T V L g in P x a fa w t in t e T u e c t ra , w n N u ra e ls e a d e a o p ri N M r p O e e P O 8 t h 9 1 a t 1 0 M 0 2 2 w a R Amounts are unaudited and may not add due to rounding. * Truck and Bus Radial (TBR) tires imported into the U.S. from China became subject to 42.16% of AD/CVD tariffs implemented on February 15, 2019. All tires, as well as raw materials and tire-manufacturing equipment, imported into the U.S. from China became subject to 10% tariffs pursuant to Section 301 of the Trade Act of 1974 in September 2018. This rate was increased to 25% on May 10, 2019. 8

Operating Profit Walk International Tire Operations ($millions) Q2 2018 to Q2 2019 $(7) $10 1 3 6 $5 (3) (2) (3) $0 $1 (2) Net Price/Mix vs. Raw (1) (1) Materials -$5 t * r fi ix ls A e g g e s o a & m in h s r /M ri u r in t o P e e G l u r O L c t S o t tu g g ri a V c c n in P M fa u ti t u tr a ra w n s r e a a e e p R M R p O O 8 9 1 1 0 0 2 2 Amounts are unaudited and may not add due to rounding. * Restructuring charges related to Cooper Tire Europe's decision to cease light vehicle tire production at its UK facility. 9

Non-GAAP Measures Non-GAAP financial measures should be considered in addition to, not as a substitute for, other financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). The company’s methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the company’s GAAP and non-GAAP financial results were posted, by incorporation within this presentation, on the company’s Investor Relations website at http://coopertire.com/investors.aspx on the day the company’s operating and financial results were announced for the quarter ended June 30, 2019 and management presented certain non-GAAP financial measures during a conference call with analysts and investors. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the company’s earnings releases and annual and quarterly SEC filings. 10

Non-GAAP Measures Return on Invested Capital (ROIC) Management is using non-GAAP financial measures in this document because it considers them to be important supplemental measures of the company’s performance. Management also believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company’s financial and operating performance. The company defines ROIC as the trailing four quarters’ after tax operating profit, exclusive of certain items affecting comparability of results from period to period and utilizing the company’s adjusted effective tax rate, divided by the total invested capital, which is the average of ending debt and equity for the last five quarters. The company believes ROIC is a useful measure of how effectively the company uses capital to generate profits. Calculation of Return on Invested Capital July 1, 2018 – June 30, 2019 (millions USD) Adjusted (Non-GAAP) operating profit $ 198 Adjusted (Non-GAAP) effective tax rate 27.4% Income tax expense on operating profit 54 Adjusted operating profit after taxes $ 144 Total invested capital $ 1,547 Return on invested capital 9.3% 11 Amounts may not add due to rounding.

Non-GAAP Measures Trailing Four Quarter Effective Tax Rate (millions USD) Provision for income taxes $ 40 Adjusted (Non-GAAP) income before income taxes 146 Adjusted (Non-GAAP) effective income tax rate 27.4% Calculation of Total Invested Capital (five quarter average) (millions USD) Current Portion of Short-term Total Long-term Long-term Notes Invested Equity Debt Debt Payable Capital June 30, 2019 $ 1,254 $ 121 $ 174 $ 20 $ 1,568 March 31, 2019 1,248 121 174 20 1,564 December 31, 2018 1,232 121 175 15 1,544 September 30, 2018 1,229 295 1 15 1,540 June 30, 2018 1,177 295 1 47 1,521 Five Quarter Average $ 1,228 $ 191 $ 105 $ 23 $ 1,547 12 Amounts may not add due to rounding.

Non-GAAP Measures Calculation of Trailing Four Quarter Income and Expense Inputs Operating Goodwill Adjusted Provision for Income before Goodwill Adjusted income profit as impairment operating income taxes income taxes impairment before income Quarter-ended: reported charge* profit as reported as reported charge* taxes June 30, 2019 $ 31,671 $ — $ 31,671 $ 5,851 $ 15,109 $ — $ 15,109 March 31, 2019 26,431 — 26,431 6,337 13,515 — 13,515 December 31, 2018 24,826 33,827 58,653 11,550 11,989 33,827 45,816 September 30, 2018 81,201 — 81,201 16,227 71,660 — 71,660 Trailing four quarters $ 164,129 $ 33,827 $ 197,956 $ 39,965 $ 112,273 $ 33,827 $ 146,100 *The Company recorded a non-cash goodwill impairment charge of $33,827 in the fourth quarter of 2018 related to the company's Chinese joint venture. 13 Amounts may not add due to rounding.

Risks It is possible that actual results may differ materially from projections or expectations due to a variety of factors, including but not limited to: • volatility in raw material and energy prices, including those of rubber, steel, petroleum-based products and natural gas or the unavailability of such raw materials or energy sources; • the failure of the company’s suppliers to timely deliver products or services in accordance with contract specifications; • changes to tariffs or trade agreements, or the imposition of new or increased tariffs or trade restrictions, imposed on tires or materials or manufacturing equipment which the company uses, including changes related to tariffs on tires, raw materials and tire-manufacturing equipment imported into the U.S. from China or other countries; • changes in economic and business conditions in the world, including changes related to the United Kingdom’s decision to withdraw from the European Union; • the inability to obtain and maintain price increases to offset higher production, tariffs or material costs; • the impact of the recently enacted tax reform legislation; • increased competitive activity including actions by larger competitors or lower-cost producers; • the failure to achieve expected sales levels; • changes in the company’s customer or supplier relationships or distribution channels, including the write-off of outstanding accounts receivable or loss of particular business for competitive, credit, liquidity, bankruptcy, restructuring or other reasons; • the failure to develop technologies, processes or products needed to support consumer demand or changes in consumer behavior, including changes in sales channels; • the costs and timing of restructuring actions and impairments or other charges resulting from such actions, including the possible outcome of the recently announced decision to cease light vehicle tire production in the U.K., or from adverse industry, market or other developments; • consolidation or other cooperation by and among the company’s competitors or customers; • inaccurate assumptions used in developing the company’s strategic plan or operating plans, or the inability or failure to successfully implement such plans or to realize the anticipated savings or benefits from strategic actions; • risks relating to investments and acquisitions, including the failure to successfully integrate them into operations or their related financings may impact liquidity and capital resources; • the ultimate outcome of litigation brought against the company, including product liability claims, which could result in commitment of significant resources and time to defend and possible material damages against the company or other unfavorable outcomes; • a disruption in, or failure of, the company’s information technology systems, including those related to cybersecurity, could adversely affect the company’s business operations and financial performance; • government regulatory and legislative initiatives including environmental, healthcare, privacy and tax matters; • volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; • changes in interest or foreign exchange rates or the benchmarks used for establishing the rates; • an adverse change in the company’s credit ratings, which could increase borrowing costs and/or hamper access to the credit markets; • failure to implement information technologies or related systems, including failure by the company to successfully implement ERP systems; • the risks associated with doing business outside of the U.S.; • technology advancements; • the inability to recover the costs to refresh existing products or develop and test new products or processes; • the impact of labor problems, including labor disruptions at the company, its joint ventures, or at one or more of its large customers or suppliers; • failure to attract or retain key personnel; • changes in pension expense and/or funding resulting from the company’s pension strategy, investment performance of the company’s pension plan assets and changes in discount rate or expected return on plan assets assumptions, or changes to related accounting regulations; • changes in the company’s relationship with its joint venture partners or suppliers, including any changes with respect to its former PCT joint venture’s production of TBR products; • the ability to find and develop alternative sources for products supplied by PCT; • a variety of factors, including market conditions, may affect the actual amount expended on stock repurchases; the company’s ability to consummate stock repurchases; changes in the company’s results of operations or financial conditions or strategic priorities may lead to a modification, suspension or cancellation of stock repurchases, which may occur at any time; • the inability to adequately protect the company’s intellectual property rights; and • the inability to use deferred tax assets. 14